UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) February 10, 2000


                      Commission file Number 000-27989

                      WORLDWIDE WIRELESS NETWORKS, INC.
           (Exact Name of Registrant as Specified in its Charter)



Nevada                                               88-0286466
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)



770 The City Drive South, Suite 3700
Orange, CA                                           92868
(Address of principal executive offices)             (Zip Code)




                               (714) 937-5500
              (Registrant's Executive Office Telephone Number)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of February 10, 2000 between Worldwide Wireless Networks, Inc. ("WWNI"), a Nevada corporation, and Tarrab Capital Group ("TCG"), a Nevada corporation, all the outstanding shares of common stock of TCG were exchanged for 5,000 shares of 144 restricted common stock of WWNI in a transaction in which WWNI was the successor corporation and TCG will cease to exist.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The Officers and Directors of the successor corporation will remain the same.

ITEM 7.   FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

1.1* Agreement and Plan of Merger between Worldwide Wireless Networks, Inc.
     and Tarrab Capital Group.

1.2* Certificate of Merger between Worldwide Wireless Networks, Inc. and
     Tarrab Capital Group.

______
*Filed herewith

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WORLDWIDE WIRELESS NETWORKS, INC.

                                                  By /s/ Dennis Shen
                                                      Dennis Shen, President


Date: February 10, 2000